                          ACUITY LIGHTING GROUP, INC.,
                       a Delaware corporation, as Grantor

                                       to

                                  REGIONS BANK,
                   an Alabama Banking Corporation, as Grantee
                                    (Lender)

                            -------------------------

                             DEED TO SECURE DEBT AND
                               SECURITY AGREEMENT
                            -------------------------


                        Dated: As of October 11, 2002

                        PREPARED BY AND UPON RECORDATION
                        RETURN TO:

                        STITES & HARBISON
                        3350 Riverwood Parkway
                        Suite 1700
                        Atlanta, Georgia 30339
                        Attn: Richard W. Stephens

                        File No.: 934A.80400

         THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (the "Security Instrument") is made as of the 11th day of October, 2002, by ACUITY LIGHTING GROUP, INC., a Delaware corporation, having its principal place of business at 1170 Peachtree Street, N.E., Suite 2400, Atlanta, Georgia 30309, as Grantor ("Owner") to REGIONS BANK, an Alabama banking corporation, having an address at 6600 Peachtree Dunwoody Road, 400 Embassy Row, Suite 210, Atlanta, Georgia 30328, as Grantee ("Lender").

                              W I T N E S S E T H:

         FOR AND IN CONSIDERATION of certain financial accommodations to ACUITY BRANDS, INC. (occasionally referred to herein as the "Parent"), ACUITY LIGHTING GROUP, INC. and ACUITY SPECIALTY PRODUCTS GROUP, INC., Delaware corporations, whose addresses are 1170 Peachtree Street, N.E., Suite 2400, Atlanta, Georgia 30309 (hereinafter referred to individually as "each Borrower" and collectively as "Borrower") by Grantee resulting in the Debt which is hereinafter more particularly described and defined, which financial accommodations are of benefit to Grantor (the three borrowing companies being related companies in that they have common ownership), and in order to secure the Debt, Grantor hereby grants, bargains, conveys, transfers, assigns and sells unto Grantee the following described land in Rockdale County, Georgia:

                       SEE EXHIBIT "A" ATTACHED HERETO AND
                        INCORPORATED HEREIN BY REFERENCE

         Owner desires to secure the payment of the Debt (as defined in Article
2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article 2).

                                            ARTICLE 1- GRANTS OF SECURITY

         Section 1.1 PROPERTY MORTGAGED. Owner does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey unto Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Owner (collectively, the "Property"):

         (a) Land. The real property described in Exhibit "A" attached hereto and made a part hereof (the "Land");

         (b) Improvements. The buildings, structures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

         (c) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Owner of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         (d) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, but specifically excluding trade fixtures) and other such property owned by Owner and/or Borrower, or in which Owner and/or Borrower have or shall have an interest, now or hereafter affixed to the Land and the Improvements, or appurtenant thereto, provided such property is attached to and used in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Owner and/or Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

         (e) Leases and Rents. All leases, subleases and other agreements relating to the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Owner of any petition for relief under 11 U.S.C. 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases") and all right, title and interest of Owner, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Owner of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (f) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         (g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

         (h) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims, except as expressly set forth below;

         (i) Rights. The right, in the name and on behalf of Owner, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property (but only following the occurrence of and during the continuance of an Event of Default);

         (j) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining solely to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements and all right, title and interest of Owner therein and thereunder, including, without limitation, the right, upon the occurrence and during the continuance of an Event of Default (defined below), to receive and collect any sums payable to Owner thereunder; and

         (k) Other Rights. Any and all other rights of Owner in and to the items set forth in Subsections (a) through (m) above.

         Section 1.2 ASSIGNMENT OF LEASES AND RENTS. Owner hereby absolutely and unconditionally assigns to Lender Owner's right, title and interest in and to all current and future Leases and Rents; it being intended by Owner that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.8, Lender grants to Owner a revocable license to collect and receive the Rents. Owner shall hold a portion of the Rents sufficient to discharge all current sums due on the Debt for use in the payment of such sums.

         Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a deed passing legal title to real property and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property as described above and all other rights and interests, whether tangible or intangible in nature, of Owner in the Property. By executing and delivering this Security Instrument, Owner and/or Borrower hereby grant to Lender, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

         (a) This Security Instrument is also intended to encumber and create a security interest in, and Owner hereby grants to Lender a security interest in the "Personal Property". It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Land and the Improvements. Owner shall promptly replace all of the Personal Property subject to the security title, lien or security interest of this Security Instrument when worn out or obsolete with Personal Property comparable to the worn out or obsolete Personal Property in the condition as of the date hereof and will not, without the prior written consent of Lender, remove from the Land or the Improvements any of the Personal Property subject to the security title, lien or security interest of this Security Instrument except such as is replaced by an article of equal suitability and value as above provided, owned by Owner free and clear of any security title, lien or security interest except that created by this Security Instrument and the other Loan Documents. All of the Personal Property shall be kept at the location of the Land except as otherwise required by the terms of the Loan Documents. Owner shall not use any of the Personal Property in violation of any applicable statute, ordinance or insurance policy.

         (b) This Security Instrument constitutes a security agreement between Owner and/or Borrower and Lender with respect to the Personal Property in which Lender is granted a security interest hereunder, and, cumulative of all other rights and remedies of Lender hereunder, Lender shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Owner and/or Borrower hereby agree to execute and deliver on demand and hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Owner and/or Borrower to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Lender may reasonably request or require in order to impose, perfect or continue the perfection of the security title, lien or security interest created hereby. Except with respect to Rents and otherwise to the extent specifically provided herein to the contrary, Lender shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property; and Owner shall promptly deliver the same to Lender, endorsed to Lender, without further notice from Lender. Owner and Borrower agree to furnish Lender with notice of any change in the name, identity, material change in corporate structure, residence, place of organization, or principal place of business or mailing address of Owner or Borrower within ten (10) days of the effective date of any such change, and failure to do so, to the extent that Lender loses its first priority security interest in the Personal Property, will be an Event of Default hereunder. Upon the occurrence of any Event of Default hereunder not cured within any applicable grace or cure period, Lender shall have the rights and remedies as prescribed in this Security Instrument, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Lender's election. Any disposition of the Personal Property may be conducted by an employee or agent of Lender. Any person, including both Owner, Borrower and Lender, shall be eligible to purchase any part or all of the Personal Property at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Lender's reasonable actual attorneys' fees and legal expenses) together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be paid by Owner on demand and shall be secured by this Security Instrument and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. After an Event of Default hereunder, Lender shall have the right to enter upon the Land and the Improvements or any real property where any of the Personal Property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Owner, upon demand of Lender, shall assemble such Personal Property and make it available to Lender at the Land, a place which is hereby deemed to be reasonably convenient to Lender and Owner. If notice is required by law, Lender shall give Owner and/or Borrower at least ten (10) days' prior written notice of the time and place of any public sale of such Personal Property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Owner and/or Borrower, as the same is provided for the mailing of notice herein, it is hereby deemed that such notice shall be and is reasonable notice to Owner and/or Borrower. No such notice is necessary for any such Personal Property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Article 11 hereof upon giving the same notice with respect to the sale of the

Property hereunder as is required under Article 11. Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Lender pursuant to any applicable Uniform Commercial Code:

                  (i) In the event of a foreclosure sale, the Property may, at the option of Lender, be sold as a whole; and

                  (ii) It shall not be necessary that Lender take possession of the aforementioned Personal Property, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Personal Property, or any part thereof, be present at the location of such sale; and

                  (iii) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

         Section 1.4       PLEDGE OF MONIES HELD.  [OMITTED]

         Section 1.5 CONDITIONS TO GRANT. TO HAVE AND TO HOLD the above granted and described Property unto and to the only proper use and benefit of Lender, and the successors and assigns of Lender, forever, in fee simple. OWNER WARRANTS that Owner has good title to the Property, that Owner is lawfully seized and possessed of the Property and has the right to convey the Property, and that the Property is unencumbered except as may be herein expressly provided and that the Owner shall forever warrant and defend the title to the Property unto Lender against the claims of all persons whomsoever. This Security Instrument is a deed passing legal title pursuant to the laws of the State of Georgia governing deeds to secure debt, and is not a mortgage. PROVIDED, HOWEVER, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, all within any applicable notice or cure periods, Lender shall cancel and surrender this Security Instrument.

                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

         Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the payment of the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

         (a) The indebtedness evidenced by that certain Note of even date herewith from Borrower for the benefit of Lender in the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof to be collectively referred to as the "Note"), with interest from the date hereof at the rate set forth in the Note, such Note having a final maturity date of SEPTEMBER 30, 2005;

         (b) Interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined below);

         (c)      The Prepayment Consideration (as defined in the Note), if any;

         (d) All other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;

         (e) All sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

         (f) All sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, as provided herein, whether made or incurred at the request of Borrower or Lender.

         Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the "Other Obligations"):

         (a)      All other obligations of Borrower contained herein;

         (b) Each obligation of Borrower contained in the Note and in the Other Security Documents; and

         (c) Each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

         Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

         Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due past any applicable notice or cure period shall be and continue to be an Event of Default.

                         ARTICLE 3 - BORROWER COVENANTS

         Borrower and/or Owner covenant and agree that:

         Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

         Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note or are otherwise executed and delivered in connection with and as a part of the Loan as evidenced by the Note (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 3.3 INSURANCE. (a) Owner shall obtain and maintain, or cause to be maintained, insurance for Owner and the Property providing at least the following coverages:

                  (i) Property Insurance. Insurance with respect to the Improvements and building equipment insuring against any peril now or hereafter included within the classification "All Risks of Physical Loss" in amounts at all times sufficient to prevent Lender from becoming a co-insurer within the terms of the applicable policies and under applicable law, but in any event such insurance shall be maintained in an amount which, after application of deductible, shall be equal to the full insurable value of the Improvements and building equipment, the term "full insurable value" to mean the actual replacement cost of the Improvements and building equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by Borrower and in no event less than the coverage required pursuant to the terms of any Lease;

                  (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, death and property damage liability, insurance against any and all claims, including all legal liability to the extent insurable and imposed upon Lender and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property having limits of $2,000,000.00 per accident or occurrence for personal injury and $500,000.00 per accident or occurrence for injury to property;

                  (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance with respect to any work on or about the Property;

                  (iv) Business Interruption Insurance. Business interruption and/or loss of "rental income" insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of not less than one (1) year from the date of casualty or loss, the term "rental income" to mean the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of the Property then not being occupied;

                  (v) Flood Insurance. If required by Subsection 5.5(j) hereof, flood insurance in an amount at least equal to the lesser of
         (A) the principal balance of the Note, or (B) the maximum limit of coverage available for the Property under the National Flood Insurance Act of 1968, The Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended;

                  (vi) Builder's Risk Insurance. At all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form
         (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions; and

                  (vii) Other Insurance. Such other insurance with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are required by institutional lenders for properties comparable to the Property.

         (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be issued by either the insurers who insure the Improvements on the date of this Security Instrument or one or more other domestic primary insurer(s) having (i) an investment grade rating or claims paying ability assigned by one or more credit rating agencies approved by Lender (a "Rating Agency") and (ii) a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc. (or if a rating of A.M. Best Company Inc. is no longer available, a similar rating from a similar or successor service) (each such insurer shall be referred to below as a "Qualified Insurer"). All insurers providing insurance required by this Security Instrument shall be authorized to issue insurance in the state in which the Property is located. The Policy referred to in Subsection 3.3(a)(ii) above shall name Lender as an additional insured and the Policies referred to in Subsection 3.3(a)(i), (iv), (v) and (vi), and as applicable (vii), above shall provide that all proceeds be payable to Lender as set forth in Section 3.7 hereof. The Policies referred to in Subsections 3.3(a)(i), (v) and (vi) shall also contain:
(i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omission of Lender; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to Lender; and (iii) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar properties in the general vicinity of the Property, but in no event in excess of $1,000,000. The Policy referred to in Subsection 3.3(a)(i) above shall provide coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. All Policies shall contain (i) a provision that such Policies shall not be canceled or terminated, nor shall they expire, without at least thirty (30) days' prior written notice to Lender in each instance; and (ii) include effective waivers by the insurer of all claims for Insurance Premiums (defined below) against any loss payees, additional insureds and named insureds (other than Owner). Certificates of insurance with respect to all renewal and replacement Policies shall be delivered to Lender not less than twenty (20) days prior to the expiration date of any of the Policies required to be maintained hereunder, which certificates shall bear notations evidencing payment of applicable premiums (the "Insurance Premiums"). Originals or certificates of such replacement Policies shall be delivered to Lender promptly after Owner's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Owner fails to maintain and deliver to Lender the original Policies or certificates of insurance required by this Security Instrument, upon ten (10) days' prior notice to Owner, Lender may procure such insurance at Owner's sole cost and expense.

         (c) Owner shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by Owner on or with respect to any part of the Property pursuant to this Section 3.3.

         Section 3.4 PAYMENT OF TAXES, ETC. (a) Owner shall promptly pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property as same become due and payable. Owner will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Owner shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Owner shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

         (b) After prior written notice to Lender, Owner, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents, (ii) Owner is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Owner and from the Property or Owner shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Owner is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Owner shall have paid all of the Taxes under protest, or Owner shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon, taking into consideration the amount in the Escrow Fund (if any) available for payment of Taxes.

         Section 3.5       ESCROW FUND.  [OMITTED]

         Section 3.6 CONDEMNATION. Owner shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note (to the extent permitted in the Note or herein) shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

         Section 3.7 RESTORATION AFTER CASUALTY/CONDEMNATION. In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration (defined below) of the Property:

         (a) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, or if the Property or any portion thereof is taken by the power of eminent domain, Owner shall give prompt notice of such damage or taking to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty or taking, with such alterations as may be approved by Lender, which approval shall not be unreasonably withheld (the "Restoration").

         (b) The term "Net Proceeds" for purposes of this Section 3.7 shall mean: (i) the net amount of all insurance proceeds with respect to the Property under the Policies carried pursuant to Subsections 3.3(a)(i), (iv),
(v), (vi) and (vii) of this Security Instrument as a result of such damage or destruction, after deduction of Lender's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of Lender's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, whichever the case may be. If (i) the Net Proceeds do not exceed $1,000,000 (the "Net Proceeds Availability Threshold"); (ii) the costs of completing the Restoration as reasonably estimated by Owner shall be less than or equal to the sum of the Net Proceeds, plus Owner's deductible; (iii) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the Other Security Documents; (iv) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws as defined in Section 12.1); and (v) (A) in the event that the Net Proceeds are insurance proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than twenty-five percent (25%) of the Land constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no portion of the Improvements is located in such Lands, and such taking does not materially impair access to the Property, then the Net Proceeds will be disbursed directly to Owner.

         (c) If the Net Proceeds are not required to be paid directly to Owner pursuant to Section 3.7(b) above, such Net Proceeds shall, subject to the provisions of the Leases that are superior to the lien of this Security Instrument or with respect to which subordination and non-disturbance agreements binding upon Lender have been entered into and such nondisturbance applies to the deposits of Net Proceeds, be forthwith paid to Lender to be held by Lender in a segregated account to be made available to Owner for the Restoration in accordance with the provisions of this Subsection 3.7(c).

         The Net Proceeds held by Lender pursuant to Subsection 3.7(c) shall be made available to Owner for payment or reimbursement of Owner's expenses in connection with the Restoration, subject to the following conditions:

                  (i) No Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

                  (ii) Lender shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration, such plans and specifications and cost estimates to be subject to Lender's approval, not to be unreasonably withheld or delayed;

                  (iii) The Net Proceeds, together with any deductible amount and any cash or cash equivalent deposited by Owner with Lender, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect, and provided further that the deductible amount and the cash or cash equivalent are injected first into the Restoration before the Net Proceeds;


                  (iv) (A) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land constituting the Property is taken; such Land that is taken is located along the perimeter or periphery of the Property; no portion of the Improvements is located in such Lands; such taking does not materially impair access to the Property; and the ratio of the principal balance due under the Note to the fair market value of the Property just after the taking is not greater than it was just prior to the taking;

                  (v) Lender shall be reasonably satisfied that all scheduled payments of principal and interest under the Note will be covered out of (1) the Net Proceeds, (2) other funds of Owner, or (3) payments from Owner's Business Interruption Insurance.

                  (vi) The Restoration work commences in a timely manner and progresses in a timely manner through completion;

                  (vii) The Restoration can reasonably be completed on or before the earliest to occur of (A) the earliest date required for such completion under the terms of any Major Leases (defined below) and (B) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to as nearly as possible the condition it was in immediately prior to such fire or other casualty or to such taking, as applicable; and

                  (viii) The Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws (defined in Section 12.1).

         (d) The Net Proceeds held by Lender until disbursed in accordance with the provisions of this Section 3.7 shall constitute additional security for the Obligations. The Net Proceeds other than the Net Proceeds paid under the Policy described in Subsection 3.3(a)(iv) shall be disbursed by Lender to, or as directed by, Owner, in an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration less customary retainage from time to time during the course of the Restoration, not more frequently than once per month, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument. The Net Proceeds paid under the Policy described in Subsection 3.3(a)(iv) shall be disbursed by Lender to pay for debt service under the loan evidenced by the Note, to pay other expenses incurred by Owner in connection with the ownership and operation of the Property, and the remainder thereof, to, or as directed by, Owner. Final payment shall be made after submission to Lender of all licenses, permits, certificates of occupancy and other required approvals of governmental authorization having jurisdiction and casualty Consultant's certification that the Restoration has been fully completed.

         (e) Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and an independent consulting engineer selected by Lender (the "Casualty Consultant"), such acceptance not to be unreasonably withheld or delayed. All costs and expenses reasonably incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Owner.

         (f) If at any time the Net Proceeds or the undisbursed balance thereof, together with Owner's deductible, shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Owner shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender or otherwise provide Lender reasonable security before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 3.7 shall constitute additional security for the Obligations.

         (g) Except upon the occurrence and continuance of an Event of Default, Owner shall settle any insurance claims with respect to the Net Proceeds which in the aggregate are less than the Net Proceeds Availability Threshold. Lender shall have the right to participate in and reasonably approve any settlement for insurance claims with respect to the Net Proceeds which in the aggregate are greater than the Net Proceeds Availability Threshold. If an Event of Default shall have occurred and be continuing, Owner hereby irrevocably empowers Lender, in the name of Owner as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment. If the Net Proceeds are received by Owner, such Net Proceeds shall, until the completion of the related work, be held in trust for Lender and shall be segregated from other funds of Owner to be used to pay for the cost of the Restoration in accordance with the terms hereof.

         (h) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after (i) the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 3.7, and (ii) the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full and all required permits, licenses, certificates of occupancy and other required approvals of governmental authorities having jurisdiction have been issued, shall be remitted by Lender to Owner, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

         (i) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Owner as excess Net Proceeds pursuant to Subsection 3.7(h) shall be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same shall be paid, either in whole or in part, to Owner. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount received and retained by Lender and actually applied by Lender in reduction of the Debt.

         Section 3.8 LEASES AND RENTS. (a) Owner may enter into a proposed Lease (including the renewal or extension of an existing Lease ("a Renewal Lease")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Owner (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, unless the lease is with an entity controlled by the Parent, (iii) does not have a materially adverse effect on the value of the Property taken as a whole, (iv) is subject and subordinate to the Security Instrument and the lessee thereunder agrees to attorn to Lender, and (v) is written on the standard form of lease approved by Lender: All proposed Leases which do not satisfy the requirements set forth in this Subsection 3.8(a) shall be subject to the prior approval of Lender and its counsel, at Owner's expense, which approval shall not be unreasonably withheld. Owner shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this Subsection together with Owner's certification that it has satisfied all of the conditions of this Subsection.

         (b) Owner (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) upon request, shall promptly send copies to Lender of all notices of default which Owner shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed, (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits and estimated operating expenses shall not be deemed Rents collected in advance);
(v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; and (vi) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender.

         (c) Owner may, without the consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Security Instrument and any subordinate agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this Subsection shall be subject to the prior approval of Lender and its counsel, at Owner's expense. Owner shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this Subsection together with Owner's certification that it has satisfied all of the conditions of this Subsection.

         Section 3.9 MAINTENANCE AND USE OF PROPERTY. Owner shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender, which consent shall not be unreasonably withheld. Owner shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section
3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Owner shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Owner will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

         Section 3.10 WASTE. Owner shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may materially impair the value of the Property or the security of this Security Instrument. Owner will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.11 COMPLIANCE WITH LAWS. (a) Owner shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property, or the use thereof ("Applicable Laws").

         (b) Owner shall from time to time, upon Lender's reasonable request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies in all material respects with all Applicable Laws or is exempt from compliance with Applicable Laws.

         (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Owner shall not alter the Property in any manner which would materially increase Owner's responsibilities for compliance with Applicable Laws without the prior written approval of Lender, which consent shall not be unreasonably withheld. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Owner or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

         (d) Owner shall give prompt notice to Lender of the receipt by Owner of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         (e) After prior written notice to Lender, Owner, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (ii) Owner is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Owner or the Property is subject and shall not constitute a default thereunder; (iv) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Owner shall be affected in any material adverse way as a result of such proceeding;
(v) noncompliance with the Applicable Laws shall not impose civil or criminal liability on Owner or Lender; and (vi) Owner shall have furnished to Lender all other items reasonably requested by Lender.

         Section 3.12 BOOKS AND RECORDS. (a) Acuity Brands, Inc. ("Parent") shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

                  (i) If there exists any Lease, an annual certified rent roll signed and dated by Owner, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, the extent to which any tenant is in default under any Lease, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each calendar year; and

                  (ii) Those items as specifically set forth in Section 6.1 of that certain 3-Year Revolving Credit Agreement dated as of April 8, 2002 among Acuity Brands, Inc., the Subsidiary Borrowers and Bank One, NA, as Administrative Agent, the specific provisions of which are herein adopted by reference thereto as if set forth herein in their entirety.

         (b) Lender acknowledges that to the extent those items required to be produced in (ii) above have already been provided to Lender pursuant to the requirements of the above-referenced 3-Year Revolving Credit Agreement, such items do not have to be provided to Lender again in order to meet the requirements of (ii) above.

         Section 3.13 PAYMENT FOR LABOR AND MATERIALS. Owner will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

         Section 3.14 PERFORMANCE OF OTHER AGREEMENTS. Owner shall observe and perform in all material respects each and every term to be observed or performed by Owner pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Property, or given by Owner to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

         Section 3.15 CHANGE OF NAME, IDENTITY OR STRUCTURE. Except as may be permitted under Article 8 hereof, and except for changes that would not have a material adverse effect on Borrower or Lender's interest in the Property, none of the Borrowers will be allowed to change its name or identity or, if not an individual, its corporate, partnership or other structure, its place of organization or its ownership without notifying the Lender of such change in writing within ten (10) days of the effective date of such change and, in the case of a change in Borrower's structure or ownership, without first obtaining the prior written consent of the Lender.

         Section 3.16 EXISTENCE. Borrower will continuously maintain (a) its existence and shall not dissolve or permit its dissolution, and (b) its rights to do business in the state where the Property is located.

                          ARTICLE 4 - SPECIAL COVENANTS

         Borrower covenants and agrees as follows:

         Section 4.1 LEVERAGE RATIO. Borrower shall not permit the Leverage Ratio, which is defined as Indebtedness For Borrowed Money of Parent and its consolidated Subsidiaries to EBITDA, to be greater than:

         (a)      3.50 to 1.00 as of each of November 30, 2002 and February 28,
2003;

         (b)      3.25 to 1.00 as of May 31, 2003; and

         (c)      3.00 to 1.00 as of the end of each fiscal quarter thereafter.

         The Leverage Ratio shall be calculated as of the last day of each fiscal quarter based upon (i) Indebtedness For Borrowed Money as of the last day of each such fiscal quarter, and (ii) EBITDA, the actual amount for the four-quarter period ending on such day.

         Section 4.2 INTEREST EXPENSE COVERAGE RATIO. Borrower shall maintain an Interest Expense Coverage Ratio which is defined as EBIT to Interest Expense for the applicable period, of at least 2.50 to 1.00. The Interest Expense Coverage Ratio shall be calculated as of the last day of each fiscal quarter for the actual amount of EBIT and Interest Expense for the four-quarter period ending on such day.

         Section 4.3 DEFINITIONS. For purposes of this Article, the following terms shall have the following definitions:

         "Indebtedness For Borrowed Money" of a Person means, without duplication, (a) the obligations of such Person (i) for borrowed money or which has been incurred in connection with the acquisition of property or assets (other than current accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (ii) under or with respect to notes payable and drafts accepted which represent extensions of credit (whether or not representing obligations for borrowed money) to such Person, (iii) constituting reimbursement obligations with respect to letters of credit issued for the account of such Person, or (iv) for the deferred purchase price of property or services (other than current accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (b) the Indebtedness For Borrowed Money of others, whether or not assumed, secured by Liens on property of such Person or payable out of the proceeds of, or production from, property or assets now or hereafter owned or acquired by such Person, (c) the capitalized Lease Obligations of such Person, (d) the obligations of such Person under guaranties by such Person of any Indebtedness For Borrowed Money (other than obligations for borrowed money incurred to finance the purchase of property leased to such Person pursuant to a Capitalized Lease of such Person) of any other Person, (e) all Receivable Facility Attributed Indebtedness of such Person, (f) all Off-Balance Sheet Liabilities of such Person, and (g) all Disqualified Stock.

         "EBIT" means, for any period for Parent and its consolidated subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with generally accepted accounting principles applied in a manner consistent with that used in preparing the Borrower's financial statements, of (i) Net Income, plus (ii) Interest Expense to the extent deducted in computing Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (iv) any other non-recurring non-cash charges to the extent deducted in computing Net Income, minus (v) any non-recurring non-cash credits to the extent added in computing Net Income.

         "EBITDA" means, for any period for the Parent and its consolidated subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with generally accepted accounting principles applied in a manner consistent with that used in preparing the Borrower's financial statements, of (i) EBIT, plus (ii) depreciation expense to the extent deducted in computing Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Net Income.

         "Net Income" means, for any period for any group of Persons, the net earnings (or loss) after taxes of such group of Persons on a consolidated basis for such period taken as a single accounting period determined in conformity with generally accepted accounting principles applied in a manner consistent with that used in preparing the Borrower's financial statements.

         "Interest Expense" means, for any period for any group of Persons, the total gross interest expense of such group of Persons, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off-Balance Sheet Liabilities, capitalized interest expense, pay-in-kind interest expense, amortization of debt discount and net payments (if any) pursuant to Financial Contracts relating to interest rate protection, all as determined on a consolidated basis in conformity with generally accepted accounting principles applied in a manner consistent with that used in preparing the Borrower's financial statements.

                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

         Owner and/or Borrower represent and warrant to Lender that:

         Section 5.1 WARRANTY OF TITLE. Owner has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Owner possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Owner shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

         Section 5.2 LEGAL STATUS AND AUTHORITY. Owner (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the state where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own, operate and lease the Property. Owner (and the undersigned representative of Owner, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Owner's part to be performed.

         Section 5.3 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the power and authority of Borrower; (ii) have been authorized by all requisite organizational action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and
(b) to the best knowledge of Borrower, the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

         Section 5.4 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against Owner and/or Borrower, or against or affecting the Property that has not been publicly disclosed or otherwise disclosed to

Lender by Borrower in writing, and has a material adverse affect on the Property or Borrower's ability to perform its obligations under the Note, this Security Instrument or the Other Security Documents.

         Section 5.5 STATUS OF PROPERTY. (a) Owner has obtained (or will obtain) all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

         (b) The Property and the present and contemplated use and occupancy thereof are in full compliance in all material respects with all applicable zoning ordinances, building codes, land use laws, Environmental Laws and other similar laws.

         (c) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

         (d) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

         (e)      The Property is served by public water and sewer systems.

         (f) The Property is free from damage caused by fire or other casualty.

         (g) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full or are currently not past due.

         (h) Owner and/or Borrower have paid in full for, and is the owner of the Personal Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

         (i) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

         (j) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Owner has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

         (k) All the Improvements lie within the boundaries of the Property.

         Section 5.6 NO FOREIGN PERSON. Owner is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

         Section 5.7 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         Section 5.8       LEASES. [INTENTIONALLY OMITTED]

         Section 5.9 FINANCIAL CONDITION. (a) (i) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (ii) Owner has received reasonably equivalent value for the granting of this Security Instrument.

         (b) No petition in bankruptcy has ever been filed by or against Borrower or any related entity in the last seven (7) years, and neither Borrower nor any related entity, in the last seven (7) years has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

         Section 5.10 BUSINESS PURPOSES. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "Loan") is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         Section 5.11 TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them except those which may have been contested under appropriate proceedings. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         Section 5.12 MAILING ADDRESS. Owner's and Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

         Section 5.13 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the Loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

         Section 5.14 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         Section 5.15 THIRD PARTY REPRESENTATIONS. Each of the representations and the warranties made by each Borrower herein or in any Other Security Document(s) is true and correct in all material respects.

         Section 5.16 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best of Owner's knowledge, there are no illegal activities or activities relating to controlled substance at the Property.

                      ARTICLE 6 - OBLIGATIONS AND RELIANCES

         Section 6.1 RELATIONSHIP OF OWNER, BORROWER AND LENDER. The relationship between Owner, Borrower and Lender is solely that of owner, debtor and creditor, and Lender has no fiduciary or other special relationship with Owner and Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Owner, Borrower and Lender to be other than that of owner, debtor and creditor.

         Section 6.2 NO RELIANCE ON LENDER. The members, general partners, principals and (if Owner is a trust) beneficial owners of Owner are experienced in the ownership and operation of properties similar to the Property, and Owner and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Owner is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         Section 6.3 NO LENDER OBLIGATIONS. Notwithstanding the provisions of Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         Section 6.4 RELIANCE. Owner and/or Borrower recognize and acknowledge that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and
Article 12 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and Article 12.

                         ARTICLE 7 - FURTHER ASSURANCES

         Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Owner forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Owner will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument (other than taxes on the income of Lender), any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 FURTHER ACTS, ETC. Owner will, at the cost of Owner, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Owner may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Owner and/or Borrower, on demand, will execute and deliver and hereby authorizes Lender, following ten (10) days' notice to Owner and/or Borrower to execute in the name of Owner and/or Borrower or without the signature of Owner and/or Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Owner grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this Section 7.2. Lender shall provide copies of any such filings to Borrower within ten (10) days thereafter.

         Section 7.3 CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Owner will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Owner would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender and Borrower agrees to try and modify the terms of the Note in such a manner as to accommodate the tax that Lender is required to pay, and if such a modification between Lender and Borrower cannot be achieved, then Lender shall have the option, exercisable by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable. In the event Lender so elects to declare the Debt immediately due and payable, no Prepayment Consideration shall be due.

         (b) Owner will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, exercisable by written notice of not less than ninety
(90) days, to declare the Debt immediately due and payable. In the event Lender so elects to declare the Debt immediately due and payable, no Prepayment Consideration shall be due.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Owner will pay for the same, with interest and penalties thereon, if any.

         Section 7.4 ESTOPPEL CERTIFICATES. (a) After request by Lender, Borrower, within ten (10) business days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (v) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vi) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (vii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (viii) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (ix) the date to which the Rents thereunder have been paid pursuant to the Leases,
(x) whether or not, to the best knowledge of Borrower or Owner, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults,
(xi) the amount of security deposits held by Owner under each Lease and that such amounts are consistent with the amounts required under each Lease, and
(xii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

         (b) If there are leases in existence with respect to the Property, Owner shall use its best efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

         (c)      Upon any transfer or proposed transfer contemplated by Section
18.1 hereof, at Lender's request, Owner and Borrower shall provide an estoppel certificate to the Investor (defined in Section 18.1) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may reasonably require.

         Section 7.5 FLOOD INSURANCE. After Lender's request, Owner shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or if it is, that Owner has obtained insurance meeting the requirements of Section 3.3(a)(vi).

         Section 7.6       SPLITTING OF SECURITY INSTRUMENT.  [INTENTIONALLY
OMITTED]

         Section 7.7 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower and/or Owner will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                       ARTICLE 8 - DUE ON SALE/ENCUMBRANCE

         Section 8.1 NO SALE/ENCUMBRANCE. Owner agrees that Owner shall not, without the prior written consent of Lender, which consent shall be at Lender's sole discretion, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred. Notwithstanding the above, Lender shall not unreasonably withhold its consent to a sale, transfer or conveyance of the Property to an entity controlled by Parent, and, in such instance, Lender agrees not to require a transfer fee or reserve the right to modify the term of the Note. However, in such instance, Lender shall still be entitled to the payment of its reasonable expenses incurred in connection with such transfer

         Section 8.2 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property within the meaning of this Article 8 shall be deemed to include, but not limited to, (a) an installment sales agreement wherein Owner agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Owner leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Owner's right, title and interest in and to any Leases or any Rents; (c) a change in the ownership of Owner such that Owner is no longer controlled by Acuity Brands, Inc.; and (d) a change in the ownership of Acuity Brands, Inc. such that it is no longer a publicly held company. Notwithstanding the foregoing, the following transfer shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8: a transfer by devise or descent or by operation of law upon the death of a member, general partner or stockholder of Owner, any Guarantor or any Indemnitor or any general partner or member thereof.

         Section 8.3 LENDER'S RIGHTS. Lender reserves the right to condition the consent required under section 8.1 upon a modification of the terms of the Note, this Security Instrument and the Other Security Documents and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee, and all of Lender's reasonable expenses incurred in connection with such transfer, the proposed transferee's continued compliance with the covenants set forth in this Security Instrument, including, without limitation, the covenants in Section 4.2 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's expenses incurred shall be payable by Owner whether or not Lender consents to the transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Owner's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent if such consent is expressly required under this Article 8. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

                             ARTICLE 9 - PREPAYMENT

         Section 9.1 PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note.

         Section 9.2 PREPAYMENT ON CASUALTY/CONDEMNATION AND CHANGE IN TAX AND DEBIT CREDIT LAWS. Provided no Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 3.7 or 7.3 hereof, no prepayment penalty shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the Other Security Documents.

                              ARTICLE 10 - DEFAULT

         Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) If any portion of the Debt is not paid within ten (10) days after receipt of written notice of nonpayment from Lender, or if the entire Debt is not paid on or before the Maturity Dates, provided such nonpayment continues for more than ten (10) days after receipt of written notice of such nonpayment from Lender;

         (b) If any of the Taxes or Other Charges is not paid when the same is due and payable (but only if Owner fails to pay such Taxes or Other Charges ten (10) days after receipt of written notice of such nonpayment) except to the extent sums sufficient to pay such Taxes and Other

Charges have been deposited with Lender in accordance with the terms of this Security Instrument or are contested by appropriate proceedings;

         (c) If the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

         (d) If Owner violates, breaches or does not comply with any of the provisions of Article 4 or Article 8;

         (e) If any representation or warranty of Owner or Borrower or performance by Owner or Borrower of any of the terms of this Security Instrument, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

         (f) If (i) Any Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower shall make a general assignment for the benefit of its creditors; or
(ii) there shall be commenced against any Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against any Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (g) If Owner shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

         (h) If the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable, and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days after it is filed;

         (i) If any federal tax lien is filed against any Borrower or the Property and same is not discharged of record within thirty (30) days after same is filed;

         (j) If any default occurs under any guaranty or indemnity executed in connection herewith (including the Environmental Indemnity, defined in Section 13.4) and such default continues after the expiration of applicable grace periods, if any;

         (k) If for more than ten (10) days after notice from Lender, Owner and/or Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Owner and/or Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Owner and/or Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days;

         (l) If any amendment to or termination of a financing statement naming Owner and/or Borrower as debtor and Lender as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Lender or its counsel without the prior written consent of Lender, and such filing is not corrected to Lender's satisfaction within ten
(10) days of notice by Lender to Owner of such filing; or

         (m) If there shall occur a Default (and such Default is not cured within any applicable grace period) as such term is defined in the agreement governing the Default, under the terms of (i) that certain 3-Year Revolving Credit Agreement among Borrower and Bank One, NA, as Administrative Agent, dated as of April 8, 2002; (ii) that certain 364-Day Revolving Credit Agreement among Borrower and Bank One, NA, as Administrative Agent, dated as of April 8, 2002; or (iii) any other indebtedness of Borrower individually or in the aggregate that equals or exceeds $25,000,000.00.

                        ARTICLE 11 - RIGHTS AND REMEDIES

         Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Owner and/or Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of
Lender:

         (a) Declare the entire unpaid Debt to be immediately due and payable;

         (b) Institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

         (c) With or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

         (d) Sell the Property at auction at the usual place for conducting sales at the courthouse in the county in which the Property, or any part thereof, is located, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days intervening between the date of publication of the first advertisement and the date of sale) in a newspaper published in such county, or in the paper in which the sheriff's advertisements for such county are then being published, all other notice being hereby waived by Owner. Lender, its agents, representatives, successors or assigns, may bid and purchase at such sale. Lender may thereupon execute and deliver to the purchaser at such sale a conveyance of the Property in fee simple, which conveyance shall contain recitals as to the Event of Default upon which the execution of the power of sale herein granted depends, and Owner hereby constitutes and appoints Lender the true and lawful attorney in fact of Owner to make such recitals, sale and conveyance, and all of the acts of Lender as such attorney in fact are hereby ratified and confirmed. Owner agrees that such recitals shall be binding and conclusive upon Owner and that the conveyance to be made by Lender shall divest Owner of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Property. Lender shall collect the proceeds of such sale, and after reserving therefrom the entire debt secured hereby (and reasonable attorney's fees) and all costs and expenses of such sale, shall pay any surplus to Owner, all as provided by law. The power and agency hereby granted are coupled with an interest and are irrevocable by death or dissolution, or otherwise, and are in addition to any and all other remedies which Lender may have hereunder, at law or in equity. Lender, its agents, representatives, successors or assigns, may be a purchaser of the Property or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or otherwise hereunder, and may apply upon the purchase price the Debt owing to such purchaser, to the extent of such purchaser's distributive share of the purchase price. Any such purchaser shall, upon any such purchase, acquire good title to the Property so purchased, free of all rights of redemption in Owner.

         (e) Subject to the provisions of Article 15, institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

         (f) Subject to the provisions of Article 15, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

         (g) Apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Owner and/or Borrower;

         (h) Subject to any applicable law, the license granted to Owner under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Owner and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Owner and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Owner agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may
(i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property; (ii) complete any construction on the Property in such manner and form as Lender deems advisable;
(iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Owner with respect to the Property, whether in the name of Owner or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Owner to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Owner; (vi) require Owner to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Owner may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees actually incurred) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

         (i) Exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Owner and/or Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Owner and/or Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Owner and/or Borrower;

         (j) Surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Owner hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Owner to collect such Insurance Premiums (except that Owner's policy of liability insurance may not be surrendered by Lender unless and until Lender has actually foreclosed on the Property as herein provided);

         (k) Apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

         (l) Pursue such other remedies as Lender may have under applicable law.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

         Section 11.2 APPLICATION OF PROCEEDS. The purchase money proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without further notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees actually incurred to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 11.4 ACTIONS AND PROCEEDINGS. After the occurrence and during the continuance of an Event of Default, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Owner, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Owner and/or Borrower existing at the time such earlier action was commenced.

         Section 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right, upon prior written notice to Owner if no Event of Default exists, to examine and audit, during reasonable business hours, the records, books, management and other papers of Owner and Borrower, which pertain to their financial condition or the income, expenses and operation of the Property, at the Property or at any office regularly maintained by Owner and/or Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers.

         Section 11.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Neither Owner nor Borrower shall be relieved of their obligations hereunder by reason of (i) the failure of Lender to comply with any request of Owner and/or Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof except as expressly set forth in such release, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

         (b) It is agreed that the risk of loss or damage to the Property is on Owner, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

         (c) Lender may resort for the payment of the Debt to the security held by Lender hereunder in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         Section 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Owner in connection herewith including, without limitation, monetary reserves or financial equivalents.

         Section 11.10 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times upon reasonable advance notice, and Lender shall comply with all reasonable security procedures during any such inspections.

         Section 11.11 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Owner's and/or Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

         Section 11.12 WAIVER. OWNER AND EACH BORROWER HEREBY WAIVE ANY RIGHT THEY MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE, OTHER THAN EXPRESSLY PROVIDED FOR IN THIS DEED, OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT TO THE LENDER AND OWNER AND EACH BORROWER WAIVES THEIR RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER OWNER AND EACH BORROWER HAS BY THEIR ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO THEIR POSSIBLE ALTERNATIVE RIGHTS.

                  INITIALS OF AN OFFICER ON BEHALF
                  OF OWNER AND EACH BORROWER                  ___________

                       ARTICLE 12 - ENVIRONMENTAL MATTERS

         Section 12.1 ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Owner and Borrower herein agree that the environmental representations, warranties and covenants contained in the Environmental Indemnity (as hereinafter defined) for the benefit of Lender are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 12.2 LENDER'S RIGHTS. Owner shall cooperate with Lender and its representatives as reasonably necessary to investigate any Releases or threatened Releases upon the Property. Upon providing reasonable notice, Lender and its representatives may enter upon the Property at all reasonable times and in accordance with Owner's reasonable safety and other regulations to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit and to the extent that reasonable cause exists based upon said environmental assessment or audit, Lender shall have the right, in its sole discretion and after providing notice to Owner, to take samples of soil, groundwater or other water, air, or building materials, and conduct other invasive testing.

                          ARTICLE 13 - INDEMNIFICATIONS

         Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any Applicable Laws; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (f) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument claiming by, through, or under Borrower. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

         The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable attorneys' fees actually incurred and other costs of defense). The term "Indemnified Parties" shall mean
(a) Lender, (b) any prior owner or holder of the Note, (c) any servicer or prior servicer of the Loan, (d) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (e) the heirs, legal representatives, successors and assigns of each of the foregoing. Borrower's obligations in this Article 13 shall not apply to the extent caused by the gross negligence or willful misconduct of Lender or its agents or representatives.

         Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

         Section 13.3 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         Section 13.4 ENVIRONMENTAL INDEMNITY. Simultaneously with this Security Instrument, Borrower and other persons or entities defined therein have executed and delivered that certain environmental indemnity agreement dated the date hereof (collectively, the "Indemnitors") to Lender (the "Environmental Indemnity").

                              ARTICLE 14 - WAIVERS

         Section 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

         Section 14.2 MARSHALING AND OTHER MATTERS. Owner hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Owner hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Owner, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

         Section 14.3 WAIVER OF NOTICE. Owner shall not be entitled to any notices of any nature whatsoever from Lender except (a) with respect to matters for which this Security Instrument, the Note, or the Other Security Instruments, specifically and expressly provides for the giving of notice by Lender to Owner and (b) with respect to matters for which Lender is required by applicable law to give notice, and Owner hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Owner.

         Section 14.4      WAIVER OF STATUTE OF LIMITATIONS. [OMITTED]

         Section 14.5 DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the reasonable discretion of Lender, except as may be otherwise expressly and specifically provided herein.

         Section 14.6 WAIVER OF TRIAL BY JURY. EACH BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                       ARTICLE 15 - EXCULPATION [OMITTED]

                              ARTICLE 16 - NOTICES

         Section 16.1 NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been properly given when received (or, if undeliverable, upon attempted delivery) and may be sent:
(i) in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) by any reputable overnight courier service, or (iii) by registered or certified mail, postage prepaid, return receipt requested, addressed to Owner and Borrower or Lender, as the case may be, at the addresses set forth on the first page of this Security Instrument or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in Atlanta, Georgia.

                           ARTICLE 17 - APPLICABLE LAW

         Section 17.1 CHOICE OF LAW. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the State of Georgia.

         Section 17.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                          ARTICLE 18 - SECONDARY MARKET

         Section 18.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein. Lender may forward to each purchaser, transferee, assignee, servicer or participant all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower and the Property, whether furnished by Owner and/or Borrower, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy.

         Section 18.2 COOPERATION. Owner and Borrower agree to cooperate with Lender in connection with any transfer made pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with Subsection 7.4(c) hereof and such other documents as may be reasonably requested by Lender. Owner and Borrower shall also furnish and Owner and Borrower consent to Lender furnishing to such purchaser any and all information concerning the Property, the Leases, the financial condition of Owner and Borrower, as may be reasonably requested by Lender, any purchaser or any prospective purchaser in connection with any sale, transfer or participation interest.

                               ARTICLE 19 - COSTS

         Section 19.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain reasonable administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, or amendment of the Loan, (b) the substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Owner and/or Borrower further acknowledge and confirm that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, required by law, regulation, or any governmental or quasi- governmental authority. Wherever it is provided for herein that Owner and/or Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender actually incurred.

         Section 19.2 LEGAL FEES FOR ENFORCEMENT. (a) Owner and/or Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 19.1 above, and (b) Owner and/or Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Owner and/or Borrower.

                            ARTICLE 20 - DEFINITIONS

         Section 20.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean each Borrower or all Borrowers, and the word "Owner" shall mean any subsequent owner or owners of the Property or any part thereof or any interest therein, the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees actually incurred and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

         Section 20.2 HEADINGS, ETC. The headings and captions of various Articles and Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                      ARTICLE 21- MISCELLANEOUS PROVISIONS

         Section 21.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Owner or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 21.2 LIABILITY. If Owner and/or Borrower consist of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Owner, Borrower and Lender and their respective successors and assigns forever.

         Section 21.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

         Section 21.4 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 21.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Owner and consented to and acknowledged by Borrower the day and year first above written.

                                            OWNER AND BORROWER:

                                            ACUITY LIGHTING GROUP, INC.,
                                            a Delaware corporation


                                            By:   /s/ Vernon J. Nagel
                                              ---------------------------------
                                                Vernon J. Nagel, Executive Vice
                                                President, Finance

                                                     [CORPORATE SEAL]






Signed, sealed and delivered in the presence of:


------------------------------------------------
Unofficial Witness

------------------------------------------------
Notary Public
My Commission Expires:

------------------------------------------------
         [Notarial Seal]

         The undersigned herein execute this Deed to Secure Debt and Security Agreement, not as one having an ownership interest in the Premises, but for the purpose of confirming and consenting to the representations and covenants of the undersigned as Borrower as contained herein and consenting to the conveyance by the undersigned of any interest in any personal property or fixtures attached to and a part of the Property.

                                         BORROWER:

                                         ACUITY BRANDS, INC.,
                                         a Delaware corporation


                                         By:  /s/ Vernon J. Nagel
                                            --------------------------------
                                              Vernon J. Nagel, Executive Vice
                                              President and Chief Financial
                                              Officer

                                                      [CORPORATE SEAL]





                                         BORROWER:

                                         ACUITY SPECIALTY PRODUCTS GROUP, INC.,
                                         a Delaware corporation


                                         By:  /s/ Vernon J. Nagel
                                            --------------------------------
                                              Vernon J. Nagel, Executive Vice
                                              President, Finance




Signed, sealed and delivered in the               [CORPORATE SEAL]
presence of:

-----------------------------------
Unofficial Witness

-----------------------------------
Notary Public
My Commission Expires:

-----------------------------------
        [Notary Seal]